CERTIFICATION PURSUANT TO SECTION 906
                                       OF
                             THE SARBANES OXLEY ACT



The undersigned hereby certifies, to the best of his knowledge, that:

     1. The Form N-CSRS of BARON CAPITAL FUNDS TRUST (the "Issuer") and its separate series for the period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



By: /s/ Ronald Baron                              Date:    September 3, 2004
    -------------------------------------
        Ronald Baron
        Chairman and Chief Executive Officer

                      CERTIFICATION PURSUANT TO SECTION 906
                                       OF
                             THE SARBANES OXLEY ACT



The undersigned hereby certifies, to the best of his knowledge, that:

     1. The Form N-CSRS of BARON CAPITAL FUNDS TRUST (the "Issuer") and its separate series for the period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


By:  /s/ Peggy Wong                                  Date:    September 3, 2004
     --------------------------------------
     Peggy Wong
     Treasurer and Chief Financial Officer



A signed original of this written statement has been provided to Baron Capital Funds Trust and will be retained by Baron Capital Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.